THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Variable Annuity
Lincoln Investor Advantage® Advisory Variable Annuity
Lincoln Investor Advantage® RIA Variable Annuity
Lincoln Investor Advantage® RIA Class Variable Annuity

LINCOLN LIFE & ANUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage® Variable Annuity
Lincoln Investor Advantage® Advisory Variable Annuity

Supplement dated March 26, 2018 to the prospectus dated May 1, 2017

This supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.

Virtus Rampart Equity Trend Series.  The Virtus Variable Insurance Trust has informed us that the Virtus Rampart Equity Trend Series will be liquidated on or about June 28, 2018, and as a result, will no longer be available as an investment option under your contract.  You must transfer all money out of the Virtus Rampart Equity Trend Series Subaccount and into another Subaccount within your contract prior to the close of business June 27, 2018. The Virtus Rampart Equity Trend Series is closing to additional deposits as of the close of business June 22, 2018.
If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Government Money Market Fund Subaccount on June 28, 2018. Once this transfer occurs, any future allocations of purchase payments and/or contract value (or Account Value under i4LIFE® Advantage) that you previously designated to the Virtus Rampart Equity Trend Series Subaccount will be allocated to the LVIP Government Money Market Fund Subaccount. This investment will become your allocation instructions until you tell us otherwise. For complete details regarding this fund liquidation, please refer to the fund's prospectus, as supplemented.

Please retain this supplement for future reference.